                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 10, 2002



                        SYBRON DENTAL SPECIALTIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


         1-16057                                         33-0920985
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)



               1717 West Collins Avenue, Orange, California 92867
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (714) 516-7400



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5. Other Events and Regulation FD Disclosure

In connection with a private offering of senior subordinated notes by Sybron Dental Specialties, Inc. ("Sybron"), to be guaranteed by certain subsidiaries of Sybron, and in order to comply with Rule 3-10 of Regulation S-X and Regulation FD, Sybron has elected:

o to include an additional footnote in its consolidated financial statements as of September 30, 2002 and 2001, and for each year in the three-year period ended September 30, 2001, originally filed under Form 10-K for the fiscal year ended September 30, 2001; and

o to include an additional footnote in its unaudited consolidated financial statements as of March 31, 2002 and September 30, 2001 and for the six months ended March 31, 2002 and 2001, originally filed under Form 10-Q for the quarter ended March 31, 2002.

This additional information is provided in:

o Note 22, "Condensed, Consolidating Financial Information," to Sybron's consolidated financial statements as of September 30, 2002 and 2001 and each of the years in the three year period ended September 30, 2001, filed as
   Exhibit 99.1 to this report; and

o Note 8, "Unaudited Condensed Consolidating Financial Information," to Sybron's unaudited consolidated financial statements as of March 31, 2002 and September 30, 2001 and for the six months ended March 31, 2002 and 2001, filed as Exhibit 99.2 to this report.

Each of the foregoing Exhibits is incorporated herein by this reference.

The senior subordinated notes are not offered hereby, have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 7. Financial Statements and Exhibits

     The Exhibit Index following the Signature Page of this report, is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2002

                                                 SYBRON DENTAL SPECIALTIES, INC.



                                                 /s/ Gregory D. Waller
                                                 -------------------------
                                                 Gregory D. Waller
                                                 Vice President - Finance
                                                 Chief Financial Officer
                                                 Treasurer
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                        SYBRON DENTAL SPECIALTIES, INC.

                         (COMMISSION FILE NO. 1-16057)



                                 EXHIBIT INDEX

                                       TO

                            FORM 8-K CURRENT REPORT

                               DATED MAY 10, 2002


 _____________________________________________________________________________
|          |                                                   |              |
| Exhibit  |  Description                                      |  Filed       |
| Number   |                                                   |  Herewith    |
|__________|___________________________________________________|______________|
|          |                                                   |              |
| 23       |  Consent of KPMG LLP                              |      X       |
|__________|___________________________________________________|______________|
|          |                                                   |              |
| 99.1     |  Independent auditors' report and consolidated    |      X       |
|          |  balance sheets of Sybron Dental Specialties,     |              |
|          |  Inc. and subsidiaries as of September 30,        |              |
|          |  2001 and 2000 and the related consolidated       |              |
|          |  statements of income, stockholders' equity       |              |
|          |  and comprehensive income, and cash flows for     |              |
|          |  each of the years in the three-year period ended |              |
|          |  September 30, 2001.                              |              |
|__________|___________________________________________________|______________|
|          |                                                   |              |
| 99.2     |  Unaudited consolidated balance sheets of Sybron  |      X       |
|          |  Dental Specialties, Inc. and subsidiaries as of  |              |
|          |  March 31, 2002 and September 30, 2001 and the    |              |
|          |  related consolidated statements of income,       |              |
|          |  stockholders' equity and comprehensive income,   |              |
|          |  and cash flows for the six-months ended March 31,|              |
|          |  2002 and 2001.                                   |              |
|__________|___________________________________________________|______________|